Exhibit 99.2

BILL OF SALE

This Bill of Sale is made and entered into this 6th day of September, 2023, by SG Service Co., LLC, a Delaware limited liability company and solely in its capacity as Assignee for Romeo Power, Inc. (“Seller”), and Mullen Automotive, Inc., a Delaware corporation (“Purchaser”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Seller hereby sells, assigns, transfers and sets over to Purchaser all of Seller’s right, title and interest in and to the assets set forth on Exhibit A (Equipment), Exhibit B (Inventory), and Exhibit C (Intellectual Property) hereto (collectively, the “Property”). Seller further quitclaims any right, title and interest it has in and to the Property.

Seller hereby represents and warrants to Purchaser that, to the best of Seller’s knowledge, (A) Seller is the owner of the Property (subject to any rights BorgWarner Inc. (“BorgWarner”) may have including pursuant to that certain Intellectual Property License Agreement dated May 6, 2019 (the “License Agreement”) as indicated in Exhibit C); and (B) Seller has full right, power and authority to sell the Property and to execute and deliver this Bill of Sale. Seller further represents and warrants that, subsequent to the execution of this Bill of Sale, it will have no rights, title, and interest in and to the Property and further covenants that it will make no claims against Purchaser to the Property or for Purchaser’s use thereof.

Purchaser understands, acknowledges and expressly agrees that the Property is being sold and transferred “as is,” “where is,” “with all faults”, that Seller makes no warranties of quality, fitness or merchantability with respect to the Property, and that any warranties that may be implied by law are expressly disclaimed hereby.

Purchaser further acknowledges and expressly agrees that if licenses to third-party platforms are required by Purchaser to access, maintain and utilize the Property, then Purchaser shall be responsible for obtaining any required licenses needed to access such platforms.

Purchaser agrees to indemnify, defend and hold harmless the Seller and Tiger Capital Group, LLC and its successors, permitted assigns, direct and indirect parent corporations, subsidiaries and affiliates, and their respective shareholders, directors, officers, employees, agents and representatives (collectively, the “Seller’s Affiliates”) from and against any and all losses that may at any time hereafter be incurred, suffered, sustained by or imposed upon any one or more of the Seller’s Affiliates resulting from, arising out of, or incurred with respect to, or alleged to result from, arise out of or have been incurred with respect to (a) any breach by the Purchaser of any representation, warranty, covenant or agreement made herein, (b) the ownership or operation of the Property by Purchaser, or any subsequent purchaser of all or any portion of the Property, at any time on or after execution of the Bill of Sale, or (c) any damage to the Cypress, California facility (the “Facility”), the Property or any premises at which the Property is located, the Facility’s premises, or any other personal or real property, or any injury or death to any individual, resulting from any act or failure to act on the part of the Purchaser, any employee, agent or representative of the Purchaser, or any of the

Purchaser’s invitees; provided, however, Purchaser shall have no obligation to indemnity the Seller’s Affiliates to the extent such losses are caused by the gross negligence or willful misconduct of any of the Seller’s Affiliates. This indemnification provision shall survive the Closing of this transaction.

Seller shall cooperate with Purchaser and promptly sign and deliver to Purchaser or its designees any and all such additional documents (including, without limitation, the Trademark Assignment and Patent Assignment attached as Exhibit D and E hereto, respectively), instruments and related information and take actions as Purchaser may reasonably request for the purpose of effecting the transfer of the Property to Purchaser and its designees.

This Bill of Sale is made, executed and delivered subject to, and conditioned on, the mutual execution and delivery, by both Seller and Purchaser.

This Bill of Sale shall inure to the benefit of and be binding upon Seller and its successors and assigns.

This Bill of Sale shall be governed by the laws of the State of California, without regard to its principles of conflict of laws.

2

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed and delivered by its duly authorized representative this 6th the day of September, 2023.

Seller:

SG SERVICE CO., LLC, solely in its capacity as Assignee for Romeo Power, Inc.

By:	/s/ David P. Stapleton
Name: David P. Stapleton
Title: Managing Member

Purchaser:

MULLEN AUTOMOTIVE, INC

By:	/s/ David Michery
Name: David Michery
Title: Chief Executive Officer

Exhibit A

Equipment lots 1D to lot 391 as listed on https://www.bidspotter.com/enus/auction-catalogues/tiger-asset-intelligent/catalogue-id-bscti10074

Exhibit B

Inventory as it sits on site at 5560 Katella Ave., Cypress, CA 90630 as of
September 6, 2023

Exhibit C

Intellectual Property as follows:

1.	Trademarks (including all registrations and applications therefor):

BANYAN

MENARA

ASPEN

ROMEO POWER (Canada)

BANYAN

MENRA

ASPEN

ROMEO POWER (International Registration)

(Romeo Logo)

ROMEO POWER

2.	Patents (granted)

U.S. Patent No. 11,742,539

***

3.	Subject to any rights BorgWarner may have including pursuant to the License Agreement:

Domestic Patents (granted)

10998590

11677109

10720626

11509022

11557800

10818987

Domestic Patents (pending - application)

17/ 966,641

17/ 987,682

Foreign Patents (granted)

CN110178244B

JP7097892B2

KR102480781B1

Foreign Patents (pending - application)

EP3765808A4

EP3560024A1

EP3563439A1

JP2021518647A

KR20200132923A

JP2020503646A

KR20190105012A

JP2022153372A

(the preceding the “Encumbered IP”)

4.	All licenses and license rights of Seller in and to the Encumbered IP, including those granted pursuant to the License Agreement.
5.

Seller’s data that is stored on the hard server located in the Facility as well as many other cloud-based locations, including the necessary usernames and passwords and administrative support required, to ensure full and unfettered access by Mullen to the Seller data. This data includes the product data files, including, without limitation, in Catia, the engineering (eBOM) and production (PBOM) Bill of materials, the assembly procedures, quality requirements, BMS software, etc.

Exhibit D

Trademark Assignment

See attached.

TRADEMARK ASSIGNMENT

This TRADEMARK ASSIGNMENT (this “Trademark Assignment”), dated as of September 6, 2023, (the “Effective Date”) is made by and between SG Service Co., LLC, a Delaware limited liability company and solely in its capacity as assignee for Romeo Power, Inc. (“Assignor”), and Mullen Automotive, Inc. (“Assignee”).

WHEREAS, the Assignor and the Assignee are parties to that certain Bill of Sale dated on even date herewith (the “Bill of Sale”) under which Assignor sells certain assets, including the trademarks set forth in Schedule A attached hereto (the “Scheduled Trademarks”)

NOW THEREFORE, pursuant to the Bill of Sale, Assignor and Assignee hereby agree as follows:

Assignment. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby irrevocably conveys, transfers and assigns to Assignee, and Assignee hereby assumes, all of Assignor’s right, title and interest in and to (i) the trademark registrations identified and set forth in Schedule A and all trademarks, trade names, logos, and graphics that are the subject thereof or that are variations of any of the foregoing, including without limitation, and all common law rights associated with the foregoing; and (ii) all extensions and renewals thereof, in each case whether arising under the laws of the United States, any other country, or any treaty regime (collectively, items (i) and (ii) are referred to herein as the “Assigned Trademark Rights”), together with the goodwill of the business connected with the use of, and symbolized by, the Assigned Trademark Rights. Assignee hereby accepts all of the foregoing assignments, transfers and conveyances.

Recordation and Further Actions. Assignor hereby authorizes the Commissioner for Trademarks in the United States Patent and Trademark Office and similar governmental and registration authorities to record and register this Trademark Assignment upon request by Assignee.

3.Successors and Assigns. This Trademark Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.Third Partv Beneficiaries. Nothing in this Trademark Assignment is intended to or shall confer upon any person other than the parties and their respective successors and assigns, any rights, benefits or remedies of any nature whatsoever under or by reason of this Trademark Assignment or any transaction contemplated by this Trademark Assignment.

5.Governing Law. This Trademark Assignment and the rights and obligations of the parties shall be governed by and shall be enforced and interpreted in accordance with the laws of California without regard to conflicts of law doctrines.

6.Counterparts. This Trademark Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Copies (facsimile or original) of signatures to this Trademark Assignment shall be deemed to be originals and shall be binding to the same extent as original signatures.

[Signature page follows]

IN WITNESS WHEREOF, Assignor and Assignee have duly executed and delivered this Trademark Assignment as of the Effective Date.

ASSIGNOR:

SG Service Co., LLC, solely in its capacity as assignee for Romeo Power, Inc.

By:	/s/ David P. Stapleton
Name: David P. Stapleton
Title: Managing Member

ASSIGNEE:

Mullen Automotive, Inc.

By:	/s/ David Michery
Name: David Michery
Title: CEO

Schedule A

Jurisdiction	Trademark	Application No.	Filing Date	Registration No.	Registration Date	Registrant
US Federal	Design Only	97038245	September 21, 2021	6876845	October 18, 2022	Romeo Power, Inc.
US Federal	ROMEO POWER	97036030	September 20, 2021	6888211	November 1, 2022	Romeo Power, Inc.
Canada	ASPEN	2183966	April 6, 2022			Romeo Power, Inc.
Canada	BANYAN	2185212	April 6, 2022			Romeo Power, Inc.
Canada	MENARA	2186640	April 6, 2022			Romeo Power, Inc.
Canada	ROMEO POWER	2182211	March 21, 2022			Romeo Power, Inc.
Mexico	No Text Elements	M2744306	March 21, 2022			Romeo Power, Inc.
Mexico	No Text Elements	M2744307	March 21, 2022			Romeo Power, Inc.

Jurisdiction	Trademark	Application No.	Filing Date	Registration No.	Registration Date	Registrant
Mexico	ASPEN	M2744289	April 6, 2022			Romeo Power, Inc.
Mexico	BANYAN	M2750469	April 6, 2022			Romeo Power, Inc.
Mexico	MENARA	M2757597	April 6, 2022			Romeo Power, Inc.
Mexico	ROMEO POWER	M2741489	March 21, 2022	2481242	December 1, 2022	Romeo Power, Inc.
Mexico	ROMEO POWER	M2741490	March 21, 2022			Romeo Power, Inc.
WIPO Canada, EU, Mexico, UK	ASPEN ASPEN			1659376	April 6, 2022	Romeo Power, Inc.
WIPO Canada, EU, Mexico, UK	BANYAN BANYAN			1660192	April 6, 2022	Romeo Power, Inc.
WIPO Canada, EU, Mexico, UK	MENARA MENARA			1661302	April 6, 2022	Romeo Power, Inc.

Jurisdiction	Trademark	Application No.	Filing Date	Registration No.	Registration Date	Registrant
WIPO Canada, EU, Mexico, UK	ROMEO POWER [ILLEGIBLE]			1658125	March 21, 2022	Romeo Power, Inc.
India	ROMEO POWER and Design [ILLEGIBLE]	3351751	February 8, 2016			Romeo Systems, Inc.

Exhibit E

Patent Assignment

See attached.

PATENT ASSIGNMENT

This PATENT ASSIGNMENT (this “Patent Assignment”), dated as of September 6, 2023, (the “Effective Date”) is made by and between SG Service Co., LLC, a Delaware limited liability company and solely in its capacity as assignee for Romeo Power, Inc. (“Assignor”), and Mullen Automotive, Inc. (“Assignee”).

WHEREAS, the Assignor and the Assignee are parties to that certain Bill of Sale dated on even date herewith (the “Bill of Sale”) under which Assignor sells certain assets, including the patents set forth in Schedule A attached hereto (the “Scheduled Patents”)

NOW THEREFORE, pursuant to the Bill of Sale, Assignor and Assignee hereby agree as follows:

1.Assignment. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby irrevocably assigns, transfers and conveys unto Assignee, its successors and permitted assigns, such Assignor’s entire right, title and interest in and to the Scheduled Patents (subject to any encumbrances thereon referenced in the Bill of Sale), and in and to any continuations, continuations-in-part, renewals, reexaminations, reissues, divisionals, substitutions, extensions, PCT and foreign counterparts thereof, and all priority rights pursuant to any international agreement, including the International Convention for the Protection of Industrial Property, as amended, the Paris Convention, and the Patent Cooperation Treaty, for the assigned patents set forth below, together with the right to sue for past, present or future infringements thereof and to recover damages and obtain all other remedies in respect to any such infringements thereof (collectively, the “Assigned Patents”). This Patent Assignment may be recorded with any governmental body in order to perfect the ownership interest of Assignee. Assignee hereby accepts all of the foregoing assignments, transfers and conveyances.

2.Recordation and Further Actions. Assignor hereby authorizes the Commissioner for Patents in the United States Patent and Trademark Office and similar governmental and registration authorities to record and register this Patent Assignment upon request by Assignee.

3.Successors and Assigns. This Patent Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.Third Party Beneficiaries. Nothing in this Patent Assignment is intended to or shall confer upon any person other than the parties and their respective successors and assigns, any rights, benefits or remedies of any nature whatsoever under or by reason of this Patent Assignment or any transaction contemplated by this Patent Assignment.

5.Governing Law. This Patent Assignment and the rights and obligations of the parties shall be governed by and shall be enforced and interpreted in accordance with the laws of the California, without regard to conflicts of law doctrines.

6.Counterparts. This Patent Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Copies (facsimile or original) of signatures to this Patent Assignment shall be deemed to be originals and shall be binding to the same extent as original signatures.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Patent Assignment as of the Effective Date.

ASSIGNOR:

SG Service Co., LLC, solely in its capacity as assignee for Romeo Power, Inc.

By:	/s/ David P. Stapleton
Name: David P. Stapleton
Title: Managing Member

ASSIGNEE:

Mullen Automotive, Inc.

By:	/s/ David Michery
Name: David Michery
Title: CEO

Schedule A

Assigned Patents

Country	App Number	Patent Number
US		11742539
US		10998590
US		11677109
US		10720626
US		11509022
US		11557800
US		10818987
US	17/966,641
US	17/987,682
CN		CN110178244B
JP		JP7097892B2
KR		KR102480781B1
EP	EP3765808A4
EP	EP3560024A1
EP	EP3563439A1
JP	JP2021518647A
KR	KR20200132923A
JP	JP2020503646A
KR	KR20190105012A
JP	JP2022153372A